UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 9, 2005
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                5511                            01-0609375
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      (Commission File Number)      (IRS Employer Identification No.)

          622 Third Avenue, 37th Floor, New York, NY          10017
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           (Address of principal executive offices)        (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 7.01  Regulation FD Disclosure.

         On June 9, 2005, John Capps, a stockholder of Asbury Automotive Group, Inc. (the "Company"), who is subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), entered into a sales plan (the "Plan") pursuant to Rule 10b5-1 of the Exchange Act. Under the Plan, Mr. Capps' broker may sell up to 120,000 shares of the Company's common stock through June 30, 2006 by selling 10,000 shares each month, at a specified minimum market price. In the event that his broker is unable to sell 10,000 shares in any given month, any unsold shares may be carried forward to the next month until sold. The Plan terminates on June 30, 2006, unless terminated sooner in accordance with its terms. The shares to be sold were acquired by Mr. Capps at the time of the Company's initial public offering.

         Specific sales transactions under the plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ASBURY AUTOMOTIVE GROUP, INC.



Date:  June 13, 2005            By: /s/ Kenneth B. Gilman
                                    ----------------------------------------
                                    Name:  Kenneth B. Gilman
                                    Title: President and Chief Executive Officer